Bank Borrowings	12 Months Ended
Dec. 31, 2025
Bank Borrowings [Abstract]
BANK BORROWINGS

13. BANK BORROWINGS

Bank borrowings consisted of the following:

	Annual	As of December 31,
	interest rate	2025	2025	2024	2023
		US$	S$	S$	S$

Bank loans	2.0% - 10.0%	1,072,116	1,378,573	1,879,017	3,335,614
Invoice financing	-	1,190,429	1,530,705	2,238,129	986,153
Bank borrowings		2,262,545	2,909,278	4,117,146	4,321,767

Representing:
Within 12 months		1,583,017	2,035,512	3,203,738	2,423,078
Over 12 months		679,528	873,766	913,408	1,898,689
		2,262,545	2,909,278	4,117,146	4,321,767

As of December 31, 2025, 2024 and 2023, bank borrowings comprised term loans that bear annual interest rates ranging from 2.3% to 10.0% in 2025 and 2.0% to 10.0% in both 2024 and 2023, and are repayable over 3 to 7 years, as well as invoice financing obtained from financial institutions in Singapore.

Invoice financing facilities are short-term in nature, repayable on demand, and bear interest at rates determined by the respective financial institutions based on prevailing market conditions.

The Company’s bank borrowings currently are guaranteed by personal guarantees from directors, Goh Kwang Yong and Wan Hwee Chein (Fan Huijun), as well as a first legal assignment of a life insurance policy for Goh Kwang Yong (Note 10).

Interest related to the bank borrowings was S$276,202 (approximately US$214,802), S$317,978 and S$248,415 for the fiscal years ended December 31, 2025, 2024 and 2023, respectively.

The Company’s borrowing arrangements contain customary terms and conditions. Certain facilities are repayable on demand; however, management does not expect these facilities to be called within the next 12 months based on historical experience and ongoing relationships with the lenders.

The Company has reviewed the terms of its borrowing arrangements and was in compliance with all applicable conditions as of December 31, 2025, 2024 and 2023.